Supplement to the
Fidelity Advisor Freedom FundsSM
Institutional Class
May 29, 2004
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 36.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

AFFI-04-01 October 30, 2004
1.790698.101